SCHEDULE 14A INFORMATION
 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                          1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement         [ ] Confidential, for Use of the
                                            Commission Only (as permitted by
                                            Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or
    Section 240-14a-12

                        THE MONARCH CEMENT COMPANY
                (Name of Registrant as Specified In Its Charter)

_______________________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(2) or Item 22(a)(2)
    of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act
    Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1)  Title of each class of securities to which transaction applies:

        _______________________________________________________________________

        2)  Aggregate number of securities to which transaction applies:

        _______________________________________________________________________

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        _______________________________________________________________________

        4)  Proposed maximum aggregate value of transaction:

        _______________________________________________________________________

        5)  Total fee paid:

        _______________________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)  Amount Previously Paid:

        _______________________________________________________________________

        2)  Form, Schedule or Registration Statement No.:

        _______________________________________________________________________

        3)  Filing Party:

        ______________________________________________________________

        4)  Date Filed:

        ______________________________________________________________

                NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     (April 12, 1995)

        The annual meeting of the stockholders of The Monarch Cement Company, a Kansas corporation will be held Wednesday, April 12, 1995, at 2:00 in the afternoon of that day, at the Company's corporate offices, Humboldt, Kansas, to consider and act upon the following:

        1. The election of four directors to serve until the annual meeting of the stockholders of the Company in 1998;

        2.     Any other business which may properly come before the meeting;

        3.     Adjourning the meeting from time to time.

        The Board of Directors has fixed the close of business on February 21, 1995 as the record date for the determination of the stockholders entitled to notice of and to vote at the meeting. Only stockholders of record at that time will be entitled to vote at the meeting, or any adjournment thereof.

        The Board of Directors of the Company solicits you to sign, date and return the enclosed proxy. Your proxy may be revoked at any time before it is exercised.

                                        THE MONARCH CEMENT COMPANY


                                        Lyndell G. Mosley, CPA
                                        Assistant Secretary

Humboldt, Kansas
March 14, 1995

                                P R O X Y
        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Walter H. Wulf, Karl
Callaway, Robert M. Kissick and Byron K. Radcliff as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote all of the shares of Capital Stock and Class B Capital Stock of The Monarch Cement Company held of record by the undersigned on February 21, 1995 at the annual meeting of stockholders to be held on April 12, 1995, or any adjournment or adjournments thereof, as fully and with the same effect as the undersigned might or could do if personally present, with respect to the following business proposed by the Company to be conducted at the meeting:

1.   ELECTION OF DIRECTORS

     FOR all nominees listed              WITHHOLD AUTHORITY to
     below (except as marked              vote for all
     to the contrary below)  [ ]          nominees listed below  [ ]

     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY
                    INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE
                    NOMINEE'S NAME IN THE LIST BELOW.)

          Jack R. Callahan         Ronald E. Callaway
          Robert M. Kissick        Byron K. Radcliff

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

     A majority of said Proxies, or their substitutes, present and acting at said meeting, or any adjournment thereof (or if only one be present and act, that one) shall have and may exercise all of the powers of all of said Proxies. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ABOVE-NAMED NOMINEES. The undersigned hereby ratifies and confirms all that said Proxies, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof and acknowledges receipt of the notice of said meeting and the Proxy Statement accompanying it.
PLEASE SIGN EXACTLY AS NAME APPEARS.
When shares are held by joint
tenants, both should sign.  When
signing as attorney, as executor,
administrator, trustee or guardian,
please give full title as such.  If
a corporation, please sign in full
corporate name by president or
other authorized officer.  If a
partnership, please sign in
partnership name by authorized
person.

                                   __________________________
                                   Signature

Dated_________________, 1995.      _____________________________
                                   Signature if held jointly

Please mark, sign, date and return this proxy promptly using the enclosed envelope.

                        THE MONARCH CEMENT COMPANY
                               P.O. Box 1000
                        Humboldt, Kansas 66748-1000


          PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS

                        (2:00 p.m., April 12, 1995)


                            GENERAL INFORMATION

     The enclosed proxy is being solicited on behalf of the Board of Directors of The Monarch Cement Company and all expenses of the solicitation will be borne by the Company. In addition to solicitation by mail, a number of regular employees may solicit proxies in person or by telephone. The Company does not expect to pay any compensation for the solicitation of proxies. The proxy may be revoked at any time before it is exercised by giving written notice to the Secretary of the Company. The enclosed proxy and this Proxy Statement were first sent or given to the holders of Monarch stock on or about March 14, 1995.

     The record date with respect to this solicitation is February 21, 1995 and only holders of Capital Stock and/or Class B Capital Stock of the Company as of the close of business on that date are entitled to vote, either in person or by proxy, at the meeting. At the close of business on that date 2,167,371 shares of Capital Stock and 2,071,919 shares of Class B Capital Stock were issued and outstanding. Holders of Capital Stock are entitled to one vote per share standing in their names on the record date. Holders of Class B Capital Stock are entitled to ten votes per share standing in their names on the record date.

     Directors are elected by a plurality (a number greater than those cast for any other candidates) of the votes cast, in person or by proxy, by the stockholders entitled to vote at the annual meeting for that purpose. The affirmative vote of the holders of a majority of the votes of the Company's stock entitled to vote at the annual meeting is required for the approval of such other matters as properly may come before the annual meeting or any adjournment thereof.

     A stockholder entitled to vote in the election of directors can withhold authority to vote for all nominees for director or can withhold authority to vote for certain nominees for director. Broker non-votes are treated as shares of the Company's stock as to which voting power has been withheld by the respective beneficial holders and, therefore, as shares not entitled to vote on the proposal as to which there is the broker non-vote.

     To the knowledge of the Company, there are no special arrangements or understandings between any of the directors and officers other than each of them acting solely in his capacity as such.

               ELECTION OF DIRECTORS AND RELATED INFORMATION

     The Board of Directors is divided into three classes.  Class
I is comprised of three directors and Classes II and III are each comprised of four directors. At each annual meeting of stockholders, one class of directors is elected for a three-year term.

     The four directors to be elected at the forthcoming annual meeting of stockholders will serve as directors in Class III of the Board of Directors. Their term of office will commence upon election and will continue until the 1998 annual meeting of stockholders and until their successors are elected and qualified.

     The Board of Directors has selected the nominees for directors. Shares represented by a proxy given pursuant to this solicitation will be voted in favor of the nominees listed below. Each nominee is at present a member of Class III of the Board of Directors. If any of such nominees should unexpectedly become unavailable for election, the shares represented by the proxy will be voted for such substituted nominee or nominees as the Board of Directors may name. Each of the nominees hereinafter named has indicated his willingness to serve if elected and it is not anticipated that any of them will become unavailable for election. The names of the nominees are as follows:

          Jack R. Callahan         Ronald E. Callaway
          Robert M. Kissick        Byron K. Radcliff

     The Board of Directors recommends that you vote FOR the election of each of the four nominees named above as directors of Class III.

Information Concerning Nominees for Election to Board of Directors and Directors Continuing in Office

                                                                                               Family relationship
                              Present position    Principal occupation     Director  Term      between
Name                  Age     with Company        last five years          since     expires   Directors and Officers
C L A S S  III:
Jack R. Callahan      63      President           Position with Company    1980      1998      None
                              and Director

Ronald E. Callaway    59      Director            Transport truck driver,  1990      1998      Nephew of Karl Callaway,
                                                  Agricultural Carriers,                       Director and Secretary
                                                  Inc., Wichita, Kansas

Robert M. Kissick     58      Vice President      President, Hydraulic     1972      1998      None
                              and Director        Power Systems, Inc.
                                                  (manufacturer of
                                                  construction equipment)
                                                  N. Kansas City, Missouri

Byron K. Radcliff     57      Treasurer           Manager,                 1960      1998      Father of Byron J.
                              and Director        Radcliff Ranch                               Radcliff

Director

Information Concerning Nominees for Election to Board of Directors and Directors Continuing in Office (continued)


                                                                                               Family relationship
                              Present position    Principal occupation     Director  Term      between
Name                  Age     with Company        last five years          since     expires   Directors and Officers
DIRECTORS CONTINUING IN OFFICE
C L A S S  I:
Karl Callaway         83      Secretary and       Retired Farmer           1947      1996      Uncle of Ronald E.
                                                                                               Callaway,
                                                  Director                                     Director

Donald L. Deffner     71      Director            Professor of Theology,   1975      1996      Cousin of Walter H. Wulf,
                                                  Concordia Seminary,                          Jr., Vice Chairman of the
                                                  Fort Wayne, Indiana                          Board, Executive Vice
                                                                                               President and Director

Richard N. Nixon      53      Director            Partner in law firm of   1990      1996      None
                                                  Stinson, Mag & Fizzell,
                                                  Kansas City, Missouri
                                                  to 12/31/92; shareholder
                                                  in law firm of Stinson,
                                                  Mag & Fizzell, P.C.,
                                                  Kansas City, Missouri
                                                  since 1/1/93

C L A S S  II:
Byron J. Radcliff     38      Director            Rancher                  1976      1997      Son of Byron K. Radcliff,
                                                                                               Director and Treasurer

Michael R. Wachter    34      Director            Civil Engineer and       1994      1997      None
                                                  Project Manager,
                                                  Concrete Technology Corp.
                                                  (a precast/prestressed
                                                  concrete producer)
                                                  Tacoma, Washington

Walter H. Wulf        95      Chairman of         Position with Company    1923      1997      Father of Walter H. Wulf,
                              the Board                                                        Jr., Vice Chairman of the
                              and Director                                                     Board, Executive Vice
                                                                                               President and Director

Walter H. Wulf, Jr.   50      Vice Chairman,      Position with Company    1971      1997      Son of Walter H. Wulf,
                              Executive                                                        Chairman of the Board and
                              Vice President                                                   Director; and Cousin of
                              and Director                                                     Donald L. Deffner,
                                                                                               Director
There is no arrangement or understanding between any director and any other person pursuant to which such director was selected as a director.

                                        INFORMATION    CONCERNING    EXECUTIVE    OFFICERS

                                                       Term of                            Family Relationship
                              Present Position         Office    Principal Occupation     Present Position
Name                  Age     with Company             Began     Last Five Years          Directors and Officers
Walter H. Wulf        95      Chairman of the Board    1969      Position with            Father of Walter H. Wulf, Jr.,
                              Director                 1923      Company                  Vice Chairman of the Board,
                                                                                          Executive Vice President and
                                                                                          Director

Jack R. Callahan      63      President                1980      Position with            None
                              Director                 1980      Company

Robert M. Kissick     58      *Vice President          1980      See page 3 of            None
                              Director                 1972      this Proxy
                                                                                          Statement

Karl Callaway         83      *Secretary               1990      Retired Farmer           Uncle of Ronald E. Callaway,
                              Director                 1947                               Director

Byron K. Radcliff     57      *Treasurer               1976      Manager,                 Father of Byron J. Radcliff,
                              Director                 1960      Radcliff Ranch           Director

Lyndell G. Mosley     63      Assistant                1972      Position with            None
                              Secretary-Treasurer                Company

Walter H. Wulf, Jr.   50      Vice Chairman of         1991      Position with            Son of Walter H. Wulf,
                              the Board                          Company                  Chairman of the Board and
                              Executive                1984                               Director; and Cousin of
                              Vice President                                              Donald L. Deffner, Director
                              Director                 1971

____________________

* Not active in the daily affairs of the Company.

There is no arrangement or understanding between any executive officer and any other person pursuant to which any of such executive officers have been selected to their respective positions.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth those known to the Company to be beneficial owners of more than five percent of any class of the Company's securities as of February 1, 1995:

Name and Address of                               Amount and Nature ofPercent
Beneficial Owner         Title of Class           Beneficial Ownership of Class
Byron K. Radcliff        Capital Stock            211,960 shares (a) 9.831%
P.O. Box 100             Class B Capital Stock    211,960 shares (a)10.174%
Dexter, KS 67038

Walter H. Wulf           Capital Stock            162,842 shares (b) 7.553%
P.O. Box 188             Class B Capital Stock    162,842 shares (b) 7.817%
Humboldt, KS 66748
____________________

(a)  Includes 207,715 shares owned individually, 2,495 shares owned jointly with wife and
     1,750 shares owned by wife.  Mr. Radcliff disclaims beneficial ownership of the 1,750 shares owned by wife.
(b)  Includes 87,842 shares held individually and 75,000 shares held by Mr. Wulf as co-trustee under three trusts for the respective benefit of Mr. Wulf's children and as to which Mr. Wulf disclaims beneficial ownership.


     The security ownership of management as of February 1, 1995 is as follows:

                         Amount and Nature of
                           Beneficial Ownership
                         Number of Shares              Percent of Ownership
                                                                 Class B
                                     Class B           Capital   Capital
Beneficial Owner    Capital Stock  Capital Stock       Stock     Stock
Jack R. Callahan       5,500  (1)     5,500  (1)       .255%       .264%
Karl Callaway         48,350  (2)    48,350  (2)      2.243%      2.321%
Ronald E. Callaway        50             50            .002%       .002%
Donald L. Deffner     69,500  (3)    69,500  (3)      3.223%      3.336%
Robert M. Kissick     39,903  (4)    39,903  (4)      1.851%      1.915%
Richard N. Nixon       1,000          1,000            .046%       .048%
Byron J. Radcliff      1,250  (5)     1,250  (5)       .058%       .060%
Byron K. Radcliff    211,960  (6)   211,960  (6)      9.831%     10.174%
Michael R. Wachter       250            250            .012%       .012%
Walter H. Wulf       162,842  (7)   162,842  (7)      7.553%      7.817%
Walter H. Wulf, Jr.   19,050  (8)    19,050  (8)       .883%       .915%
Lyndell G. Mosley     15,561  (9)    15,561  (9)       .722%       .747%
All directors and
 officers as a group,
 12 persons          575,216        575,216          26.679%     27.611%
____________________

(1)       Held jointly with wife.
(2)       Includes 1,550 shares owned by wife as to which Mr. Callaway disclaims beneficial ownership.
(3)       Includes 14,000 shares in a revocable trust of which Donald L. Deffner is co-trustee with his wife; 33,000 shares in a trust of which Mr. Deffner is trustee and has a lifetime interest in the income and of which his descendants are the remaindermen;
          11,250 shares in a trust of which Mr. Deffner is co-trustee and has a lifetime interest in the income and of which his descendants are the remaindermen; and 11,250 shares in a trust of which Mr. Deffner is co-trustee and from which neither he nor his family has any financial interest.
(4)       Includes 1,128 shares held jointly with wife, 5,300 shares in trusts of which
          Robert M. Kissick is sole trustee and 33,475 shares owned by wife.  Mr. Kissick disclaims beneficial ownership of 33,475 shares owned by wife.

Footnotes to Security Ownership of Certain Beneficial Owners and Management (continued)

(5)       Includes 250 shares owned by minor son of which Byron J. Radcliff is custodian and as to which Mr. Radcliff disclaims beneficial ownership.
(6)       See Footnote (a) to preceding Table.
(7)       See Footnote (b) to preceding Table.
(8)       Includes 12,950 shares held individually, 500 shares held jointly with wife, 3,700 shares owned by minor daughter of which Walter H. Wulf, Jr. is custodian and 1,900 shares owned by wife.  In addition, Walter H. Wulf, Jr. is co-trustee with Walter H.
          Wulf of 75,000 shares under three trusts for the respective benefit of Walter H. Wulf,
          Jr. and his two sisters.  Mr. Wulf disclaims beneficial ownership of 50,000 shares held by him as co-trustee under two trusts for the respective benefit of Mr. Wulf's two sisters, 3,700 shares owned by minor daughter and 1,900 shares owned by wife.
(9)       Held jointly with wife.

                          EXECUTIVE COMPENSATION

    The following table summarizes the total compensation of the Chief Executive Officer and the Company's two executive officers whose total compensation exceeded $100,000 for the fiscal year ended December 31, 1994, as well as the total compensation paid to each such individual for the Company's two previous fiscal years.

                        SUMMARY COMPENSATION TABLE
         Name and                       Annual Compensation
     Principal Position         Year         (Salary)
     Jack R. Callahan           1994         $145,740
        President and           1993         142,140
        Chief Executive         1992         138,420
        Officer
     Lyndell G. Mosley          1994         $109,260
        Assistant Secretary-    1993         105,660
        Treasurer               1992         101,940
     Walter H. Wulf, Jr.        1994         $103,080
        Vice Chairman of the    1993         98,430
        Board and Executive     1992         93,960
        Vice President

    The officers who are directors receive a monthly salary and do not receive additional compensation for attending Board of Directors' meetings. All other directors receive $850 for attending each board meeting. Also, all directors are reimbursed for their actual travel expenses incurred in attending board meetings. However, if it is necessary to hold more than one board meeting on the same date, or if the board meeting takes more than one day, only $850 is paid.

    The Board of Directors held four meetings during 1994. Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and all committees of the Board on which he served during 1994. The Board of Directors does not have a standing audit, compensation or nominating committee, or other committee performing similar functions.

    Richard N. Nixon, director, is an attorney and, during 1994, was a shareholder in the law firm of Stinson, Mag and Fizzell, P.C., Kansas City, Missouri. During 1994, the total legal fees and expenses paid by the Company to Stinson, Mag and Fizzell, P.C. did not exceed five percent of such law firm's gross revenues for its last fiscal year.

                      DEFINED BENEFIT RETIREMENT PLAN

    The retirement plan available to salaried employees, including the persons named in the Summary Compensation Table above, is a defined benefit plan which provides for fixed benefits, after a specific number of years of service, for the remainder of the employee's life. The monthly retirement benefits are computed by multiplying the employee's years of service by one and six-tenths percent (1.6%) and multiplying this result by 1/60th of the employee's last sixty calendar months of earnings or the employee's highest five consecutive calendar years of earnings out of the last ten calendar years of service, whichever is greater; however, the maximum retirement benefit is limited to fifty percent (50%) of the average monthly earnings used in computing retirement benefits. The normal retirement age at which retirement plan benefits become payable is age 65.

    The following table sets forth the estimated annual aggregate retirement benefits at normal retirement for various classifications of earnings and years of service.

                            PENSION PLAN TABLE
    Average
    5 Years                  Years of Service
    Earnings    15        20        25        30        35
   $100,000  $24,000   $32,000   $40,000   $48,000   $50,000
    125,000   30,000    40,000    50,000    60,000    62,500
    150,000   36,000    48,000    60,000    72,000    75,000
    175,000   42,000    56,000    70,000    84,000    87,500
    200,000   48,000    64,000    80,000    96,000   100,000

     The earnings used for the purpose of determining the retirement plan benefits consists of annual compensation (salary) of the type disclosed in the Summary Compensation Table above. Pension benefits under the retirement plan are not subject to any deduction for social security benefits or other offset amounts.

     The persons named in the Summary Compensation Table above have the following years of credited service for pension benefits under the retirement plan: Mr. Callahan, 37 years; Mr. Mosley, 36 years; and Mr. Wulf, 23 years.

                           EMPLOYMENT CONTRACTS

     The Company has employment agreements with Jack R. Callahan, Lyndell G. Mosley and Walter H. Wulf, Jr. The agreements provide for the employment of Mr. Callahan to April 19, 1997, Mr. Mosley to April 16, 1996 and Mr. Wulf to March 31, 1996, or such earlier date on which such person dies, becomes permanently disabled or is discharged by the Company. Each agreement provides, "If, in connection with the Company's sale of its assets or the merger through stock sale or otherwise with other facilities or companies, [such officer] is not retained through the term of [the] agreement in a position providing equal compensation in Humboldt, Kansas, [such officer] is entitled to receive severance pay on a monthly basis equal to one hundred percent (100%) of [such officer's] then annual compensation for a period of three years or to the expiration of his contract". If a sale of assets or merger and non-retention of employment had occurred on December 31, 1994, Messrs. Callahan, Mosley and Wulf would have been entitled to receive monthly severance pay pursuant to these agreements equal to $12,220, $9,180, and

$8,690, respectively, for the remaining period of their respective contracts. Under the terms of each agreement, the officer has agreed that in the event he resigns from the Company at any time during the term of the agreement, he will not, for a period of two years, enter into the employment of any company in the cement manufacturing business located within the solicited markets of the Company without the consent of the Company.

                            SEVERANCE PAY PLAN

     On July 18, 1985 the Board of Directors of the Company adopted a Severance Pay Plan for Salaried Employees (the "Plan"). The Plan is designed to recognize the past service of long-standing salaried employees and reduce their concerns, if any, if a change in control of the Company should occur. The Plan provides that if employment of any "covered employee" is terminated for any reason other than death or disability within 24 months after a "change in control", such employee is entitled to receive severance pay equal to the employee's monthly salary times the number of full years that such employee has been employed by the Company. The amount of the severance pay is subject to certain reductions where the employee is entitled to certain retirement benefits under the Company's pension plan or where the severance pay is not fully deductible by the Company for federal income tax purposes. A "covered employee" is any full-time salaried employee who has been employed for at least 10 years prior to the "change in control". A "change in control" is any merger, consolidation or disposition of all or substantially all of the assets of the Company or any acquisition by any person or group of persons acting in concert who after such acquisition would own more than 30% of the Company's outstanding voting stock. Any covered employee having the right to severance pay under any other contract with the Company, such as those described above with Messrs. Callahan, Mosley and Wulf, must elect to receive severance pay either under the Plan or under such contract. If there had been a change in control and termination of employment on December 31, 1994, Messrs. Callahan, Mosley and Wulf would have been entitled to receive severance pay pursuant to the Plan equal to $337,680, $220,320 and $208,560, respectively; subject to Messrs. Callahan's, Mosley's and Wulf's severance pay election under their employment agreements. The Plan also provides that any covered employee who, at the time of termination, has been employed on a full-time basis for 20 years or more, is entitled to receive the same life and health insurance generally made available by the Company to retired employees. The Plan may be amended or terminated by the affirmative vote of a least two-thirds of the members of the full Board of Directors of the Company except that no amendment or termination may adversely affect any right of a covered employee who is employed by the Company at the time the Board of Directors has knowledge of any change in control or a proposal for any change in control.

           BOARD OF DIRECTORS' REPORT ON EXECUTIVE COMPENSATION

     There currently is no compensation committee of the Board of Directors (or committee performing equivalent functions). Accordingly, the Board of Directors itself is responsible for the establishment of the general compensation policies of the Company and the specific compensation for executive officers. In carrying out this responsibility, however, the Board of Directors requests and considers the recommendations of the Executive Committee of the Board of Directors (consisting of Jack R. Callahan, Karl Callaway, Robert M. Kissick, Byron K. Radcliff, Walter H. Wulf and Walter H. Wulf, Jr.).

Executive Compensation Policy

     The Board of Directors believes that the compensation of its executive officers, including Mr. Callahan, the Company's President and Chief Executive Officer (CEO), should be influenced by the Company's long-term profitability. However, the Board does not attempt to establish a direct correlation between the Company's profitability and executive compensation.

Executive Officer Compensation

     Each year, including 1994, the Executive Committee of the Board of Directors makes its recommendations to the Board of Directors as to the salaries for the Company's executive officers. These recommendations are based on a salary adjustment percentage which the committee establishes to serve as a guideline in setting the compensation for all salaried employees of the Company. The determination of this salary adjustment is based on the Executive Committee's assessment of the change in the cost of living and of the Company's long-term profitability. The application of the salary adjustment percentage to the salaries of the Company's salaried employees results generally in the Company's executive officers as a group, including the CEO, receiving the same percentage increase as the other salaried employees of the Company. A subjective determination as to whether the individual salaried employee is performing satisfactorily is also made. In April 1994, upon the recommendation of the Executive Committee, the Board of Directors approved an overall increase in compensation of up to four percent, with a maximum monthly increase of $400 to any one officer or employee. These increases are reflective of, although not directly tied to, the Company's improved performance in 1993 prior to the cumulative effect of accounting changes for postretirement benefits and related income tax.

Chief Executive Officer Compensation

     The compensation of the Company's CEO is established by the Board of Directors in the same way as compensation is established for the Company's other executive officers. As indicated in the above discussion, the increase in the CEO's salary, and that of the other executive officers, largely is determined by the application of the salary adjustment percentage selected by the Executive Committee to the CEO's salary. A subjective determination as to whether the individual salaried employee is performing satisfactorily is also made.

          THE BOARD OF DIRECTORS:

          Jack R. Callahan         Karl Callaway
          Ronald E. Callaway       Donald L. Deffner
          Robert M. Kissick        Richard N. Nixon
          Byron J. Radcliff        Byron K. Radcliff
          Michael R. Wachter       Walter H. Wulf
          Walter H. Wulf, Jr.

        COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No officer who is not also a director, and no other person, participated in deliberations of the Board of Directors concerning executive officer compensation. The members of the Board of Directors who are also executive officers have no interlocking relationships with any other entity which are required by the Securities and Exchange Commission to be reported in this Proxy Statement.

                            COMPANY PERFORMANCE

     The following performance graph shows a five-year comparison of cumulative total returns for the Company, the S&P 500 composite index and an index of peer companies selected by the Company.


                        Dec89    Dec90  Dec91   Dec92    Dec93    Dec94
MONARCH CEMENT CO.      100.00   82.39   88.54  102.62   118.18   162.26
Peer Group              100.00   68.25   70.52   77.50   130.50   104.15
S&P 500                 100.00   96.86  126.42  136.05   149.76   151.74


Source:  S&P COMPUSTAT and Media General Financial Services Inc.


     The cumulative total return on investment for each of the periods for the Company, the S&P 500 and the peer group is based on the stock price or composite index at January 1, 1990. The performance graph assumes that the value of an investment in the Company's capital stock and each index was $100 at January 1, 1990 and that all dividends were reinvested. The information presented in the performance graph is historical in nature and is not intended to represent or guarantee future returns.

     The performance graph compares the performance of the Company with that of the S&P 500 composite index and an index of peer companies in the Company's industry in which the returns are weighted according to each company's market capitalization. Companies in the peer group index are Lafarge Corporation, Lone Star Industries, Southdown Inc. and Texas Industries.

                      INDEPENDENT PUBLIC ACCOUNTANTS

     The Company has used the services of Arthur Andersen LLP, Kansas City, Missouri as its Independent Certified Public Accountants for more than 50 years and plans to continue to use them in this capacity. It is not anticipated that there will be representatives of Arthur Andersen LLP at the annual meeting of the stockholders on April 12, 1995 and therefore they will not make a statement or be available to answer questions which may arise. The Board of Directors does not have an audit committee.

                    DEADLINE FOR STOCKHOLDER PROPOSALS

     No stockholder proposal will be included in the Company's proxy statement and form of proxy relating to the annual meeting of stockholders to be held on April 10, 1996 which is not received by the Company at P.O. Box 1000, Humboldt, Kansas 66748-
1000 on or before November 15, 1995.

                           FINANCIAL STATEMENTS

     The annual report of the Company containing financial statements for the year ended December 31, 1994 is enclosed herewith.

                              OTHER BUSINESS

     The proxy solicited confers discretionary authority with respect to the voting of the shares represented thereby on any other business that may properly come before the meeting. However, the Board of Directors has no knowledge of any other business which will be presented at the meeting and does not itself intend to present any such other business.

                       COMPLIANCE WITH SECTION 16(a)
                  OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") generally requires the Company's directors and executive officers, and persons who own more than 10% of a class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership in the Company's capital stock and other equity securities. Securities and Exchange Commission regulations require directors, executive officers and greater than 10% shareholders to furnish the Company with copies of all
Section 16(a) reports they file. To the Company's knowledge, based solely on review of copies of such reports and written representations that no other reports were required, during the year ended December 31, 1994, all Section 16(a) filing requirements applicable to its directors, executive officers and greater than 10% shareholders were complied with.